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                                                                   EXHIBIT 23.3

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors PHAMIS, Inc.:

  We consent to the use of our report dated January 31, 1997, except for note 14 which is as of March 25, 1997, incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus contained in the Registration Statement on Form S-4 of IDX Systems Corporation.

                                          /s/ KPMG Peat Marwick LLP

Seattle, Washington
June 2, 1997